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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
           August 14, 2002                                      333-39178



                             XM SATELLITE RADIO INC.
             (Exact name of registrant as specified in its charter)



                 Delaware                                       52-1805102
       (State or other jurisdiction                           (IRS Employer
             of incorporation)                            Identification Number)



                           1500 Eckington Place, N.E.
                             Washington, D.C. 20002
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 380-4000

          (Former name or former address, if changed since last report)




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ITEM 9.  REGULATION FD DISCLOSURE

      The Registrant hereby furnishes, and attaches as Exhibit 99.1 hereto, the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             XM SATELLITE RADIO INC.


Date:  August 14, 2002                       By: /s/ Joseph M. Titlebaum
                                                --------------------------------
                                                Joseph M. Titlebaum
                                                Senior Vice President, General
                                                Counsel and Secretary






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Exhibit No.
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99.1     Written Certification of Hugh Panero, Joseph Euteneuer and Gregory Cole
         pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.